UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   December 11, 2008

Startech Environmental Corporation
(Exact Name of Registrant as Specified in Charter)

Colorado	0-25312	84-128657
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

88 Danbury Road, Suite 2A Wilton, CT 06897 (Address of Principal Executive Offices) (Zip Code)

(203) 762-2499
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On December 11, 2008, Joseph Equale, a member of the Board of Directors of Startech Environmental Corporation (the “Company”), notified the Company that he will not stand for re-election to the Company’s Board of Directors at the Company’s 2009 annual meeting of shareholders.

On December 17, 2008, John Fitzpatrick, a member of the Company’s Board of Directors, notified the Company that he will not stand for re-election to the Company’s Board of Directors at the Company’s 2009 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2008

                                                STARTECH ENVIRONMENTAL CORPORATION

                                By: /s/ Joseph F. Longo
                               Name: Joseph F. Longo
                                               Title:   Chief Executive Officer